Borrowings	12 Months Ended
Mar. 31, 2024
Borrowings.
Borrowings

21. Borrowings

The Group’s sources of borrowing for funding and liquidity purposes come from a range of committed bank facilities and through short-term and long-term issuances in the capital markets including bond and commercial paper issues and bank loans. Liabilities arising from the Group’s lease arrangements are also reported in borrowings; see note 20 ‘Leases’. We manage the basis on which we incur interest on debt between fixed interest rates and floating interest rates depending on market conditions using interest rate derivatives. The Group enters into foreign exchange contracts to mitigate the impact of exchange rate movements on certain monetary items.

Accounting policies

Interest-bearing loans and overdrafts are initially measured at fair value (which is equal to cost at inception), and are subsequently measured at amortised cost, using the effective interest rate method. Where they are identified as a hedged item in a designated fair value hedge relationship, fair value adjustments are recognised in accordance with our policy (see note 22 ‘Capital and financial risk management’). Any difference between the proceeds net of transaction costs and the amount due on settlement or redemption of borrowings is recognised over the term of the borrowing.

21. Borrowings (continued)

Borrowings

	2024	2023
	€m	€m
Non-current borrowings
Bonds	39,451	39,512
Bank loans	402	487
Lease liabilities (note 20)	7,416	10,318
Other borrowings[1]	1,059	1,352
	48,328	51,669
Current borrowings
Bonds	1,292	4,604
Bank loans	365	308
Lease liabilities (note 20)	2,256	3,046
Collateral liabilities	2,628	4,886
Bank borrowings secured against Indian assets	1,720	1,485
Other borrowings[1]	398	392
	8,659	14,721
Borrowings	56,987	66,390

Note:

1	Includes €862 million (2023: €1,140 million) and €158 million (2023: €196 million) of licence and spectrum fees payable in non-current and current borrowings respectively.

The fair value of the Group’s financial liabilities held at amortised cost approximate to fair value with the exception of long-term bonds with a carrying value of €39,451 million (2023: €39,512 million) which have a fair value of €35,885 million (2023: €35,044 million). Fair value is based on level 1 of the fair value hierarchy using quoted market prices.

The Group’s current borrowings also include €1,720 million (2023: €1,485 million) of bank borrowings that are secured against the Group’s shareholdings in Indus Towers and Vodafone Idea (see note 12 ‘Investments in Associates and Joint Ventures’ for further details of these assets) and will be repaid through the realisation of proceeds from those assets. This arrangement contains an embedded derivative option which has been separately fair valued and is presented within derivative assets in current assets (see note 14 ‘Trade and other receivables’).

The Group’s borrowings, which include certain bonds that have been designated in hedge relationships, are carried at €1,229 million higher (2023: €1,282 million higher) than their euro equivalent redemption value. In addition, where bonds are issued in currencies other than euros, the Group has entered into foreign currency swaps to fix the euro cash outflows on redemption. The impact of these swaps is not reflected in borrowings and would decrease the euro equivalent redemption value of the bonds by €1,559 million (2023: €1,440 million).

Commercial paper programmes

The Group currently have US and euro commercial paper programmes of US$15 billion (€13.9 billion) and €10 billion respectively which are available to be used to meet short-term liquidity requirements. At 31 March 2024 both programmes remained undrawn.

The commercial paper facilities were supported by US$4.0 billion (€3.7 billion) and €4.1 billion of syndicated committed bank facilities. No amounts had been drawn under these facilities.

Bonds

We have two €30 billion euro medium-term note programmes and a US shelf programme which are used to meet medium to long-term funding requirements. At 31 March 2024 the total amounts in issue under these programmes split by currency were US$19.7 billion, €15.0 billion, £4.1 billion, AUS$0.5 billion, HKD$2.1 billion, NOK2.2 billion, CHF0.7 billion and JPY10.0 billion.

At 31 March 2024 the Group had bonds outstanding with a nominal value equivalent to €39.5 billion. During the year ended 31 March 2024, bonds with a nominal value of €0.8 billion and £0.5 billion (€0.6 billion) were issued utilising the euro medium-term note programme. During the year bonds with nominal value €1.6 billion and US$0.3 billion (€0.3 billion) were re-purchased and bonds with a nominal value €1.8 billion and US$ 1.3 billion (€1.2 billion) matured.

Bonds mature between 2024 and 2063 (2023: 2023 and 2063) and have interest rates between 0.375% and 8% (2023: 0.375% and 7.875%).

21. Borrowings (continued)

Mandatory convertible bonds

In March 2023 the Group concluded the last remaining share buybacks related to its mandatory convertible bonds (‘MCBs’) issuances, for which the last outstanding tranche had matured during 2022. As at 31 March 2024, no further MCBs or related instruments remain outstanding.

Treasury shares

The Group held a maximum of 1,825,624,610 (2023: 1,825,691,429) of its own shares during the year which represented 6.3% (2023: 6.3%) of issued share capital at that time.